Exhibit 99

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that they are jointly filing this statement on Schedule 13G. Each of them is responsible for the timely filing of such statement and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 13th day of February, 2020.

CARLYLE GROUP MANAGEMENT L.L.C.

By:	/s/ Anne Frederick, attorney-in-fact
Name:	Curtis L. Buser
Title:	Chief Financial Officer

THE CARLYLE GROUP INC.

By:	/s/ Anne Frederick, attorney-in-fact
Name:	Curtis L. Buser
Title:	Chief Financial Officer

CARLYLE HOLDINGS I GP INC.

By:	/s/ Anne Frederick, attorney-in-fact
Name:	Curtis L. Buser
Title:	Chief Financial Officer

CARLYLE HOLDINGS I GP SUB L.L.C.
By:	Carlyle Holdings I GP Inc., its managing member

By:	/s/ Anne Frederick, attorney-in-fact
Name:	Curtis L. Buser
Title:	Chief Financial Officer

CARLYLE HOLDINGS I L.P.
By:	Carlyle Holdings I GP Sub L.L.C., its general partner
By:	Carlyle Holdings I GP Inc., its managing member

By:	/s/ Anne Frederick, attorney-in-fact
Name:	Curtis L. Buser
Title:	Chief Financial Officer

CG SUBSIDIARY HOLDINGS L.L.C.
By:	Carlyle Holdings I L.P., its managing member

By:	/s/ Anne Frederick, attorney-in-fact
Name:	Curtis L. Buser
Title:	Chief Financial Officer

TC GROUP, L.L.C.
By:	Carlyle Holdings I L.P., its managing member

By:	/s/ Anne Frederick, attorney-in-fact
Name:	Curtis L. Buser
Title:	Chief Financial Officer

TC GROUP SUB L.P.
By:	TC Group, L.L.C., its general partner
By:	Carlyle Holdings I L.P., its managing member

By:	/s/ Anne Frederick, attorney-in-fact
Name:	Curtis L. Buser
Title:	Chief Financial Officer

CARLYLE REALTY V GP, L.L.C.

By:	/s/ Kevin Gasque
Name:	Kevin Gasque
Title:	Authorized Person

CARLYLE REALTY V, L.P.

By:	/s/ Kevin Gasque
Name:	Kevin Gasque
Title:	Authorized Person

CORESITE CRP V HOLDINGS, LLC
By:	Carlyle Realty V, L.P., its managing member

By:	/s/ Kevin Gasque
Name:	Kevin Gasque
Title:	Authorized Person

CARLYLE REALTY III, GP, L.L.C.

By:	/s/ Kevin Gasque
Name:	Kevin Gasque
Title:	Authorized Person

CARLYLE REALTY III, L.P.

By:	/s/ Kevin Gasque
Name:	Kevin Gasque
Title:	Authorized Person

CORESITE CRP III HOLDINGS, LLC
By:	Carlyle Realty III, L.P., its managing member

By:	/s/ Kevin Gasque
Name:	Kevin Gasque
Title:	Authorized Person

CRP III AIV GP, L.L.C.

By:	/s/ Kevin Gasque
Name:	Kevin Gasque
Title:	Authorized Person

CRP III AIV GP, L.P.

By:	/s/ Kevin Gasque
Name:	Kevin Gasque
Title:	Authorized Person

CRQP III AIV, L.P.
By:	CRP III AIV GP, L.P., its general partner

By:	/s/ Kevin Gasque
Name:	Kevin Gasque
Title:	Authorized Person

CORESITE CRP III HOLDINGS (VCOC), LLC
By:	CRQP III AIV, L.P., its managing member
By:	CRP III AIV GP, L.P., its general partner

By:	/s/ Kevin Gasque
Name:	Kevin Gasque
Title:	Authorized Person

CARLYLE REALTY IV GP, L.L.C.

By:	/s/ Kevin Gasque
Name:	Kevin Gasque
Title:	Authorized Person

CARLYLE REALTY IV, L.P.

By:	/s/ Kevin Gasque
Name:	Kevin Gasque
Title:	Authorized Person

CORESITE CRP IV HOLDINGS, LLC
By:	Carlyle Realty IV, L.P., its managing member

By:	/s/ Kevin Gasque
Name:	Kevin Gasque
Title:	Authorized Person

CRP IV AIV GP, L.L.C.

By:	/s/ Kevin Gasque
Name:	Kevin Gasque
Title:	Authorized Person

CRP IV AIV GP, L.P.

By:	/s/ Kevin Gasque
Name:	Kevin Gasque
Title:	Authorized Person

CRP IV-A AIV, L.P.
By:	CRP IV AIV GP, L.P., its general partner

By:	/s/ Kevin Gasque
Name:	Kevin Gasque
Title:	Authorized Person

CRQP IV AIV, L.P.
By:	CRP IV AIV GP, L.P., its general partner

By:	/s/ Kevin Gasque
Name:	Kevin Gasque
Title:	Authorized Person

CORESITE CRP IV Holdings (VCOC I), LLC
By:	CRQP IV AIV, L.P., its managing member
By:	CRP IV AIV GP, L.P., its general partner

By:	/s/ Kevin Gasque
Name:	Kevin Gasque
Title:	Authorized Person

CORESITE CRP IV HOLDINGS (VCOC II), LLC
By:	CRQP IV AIV, L.P. , its managing member
By:	CRP IV AIV GP, L.P., its general partner

By:	/s/ Kevin Gasque
Name:	Kevin Gasque
Title:	Authorized Person